UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 18, 2011
(Date of earliest event reported)

NOVELOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Gateway Center, Suite 504
Newton, MA  02458
(Address of principal executive offices)

(617) 244-1616
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 18, 2011, the board of directors of Novelos Therapeutics, Inc. (the “Company”) approved amendments to the Company’s 2006 Stock Incentive Plan (the “Plan”), to, among other things,  increase the aggregate number of shares of the Company’s common stock, par value $.00001 per share, reserved for issuance under the Plan (including any shares that have already been issued thereunder), to 7,000,000 and remove the 750,000 share annual individual limitation on grants under the Plan. A copy of the Plan, as so amended, is attached as Exhibit 10.1 to this current report and incorporated by reference in this Item.  Although the amendments to the Plan went into effect immediately, the amendments will be submitted to the Company’s stockholders for their approval at the next meeting of stockholders.

On May 18, 2011, the Company’s board of directors granted options to purchase a total of 3,476,400 shares of the Company’s common stock under the Plan to directors, officers, employees and consultants of the company, including the following grants to the Company’s Named Executive Officers:

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An option to purchase 1,340,400 shares of common stock granted to Harry S. Palmin at an exercise price of $1.40 per share, which option will vest with respect to: 670,200 such shares in equal quarterly installments over a four-year period; 167,550 such shares upon the closing of one or more financings with total gross proceeds of at least $10 million before December 31, 2011; 167,550 such shares upon the closing of one or more financings with total gross proceeds of at least $20 million before December 31, 2012; 167,550 such shares upon the availability of proof of concept data in man for LIGHT by December 31, 2011; and 167,550 such shares upon the initiation of a Phase 2a clinical trial for HOT by August 31, 2012; and

•
An option to purchase 200,000 shares of common stock granted to Christopher J. Pazoles at an exercise price of $1.40 per share, which option will vest in equal quarterly installments over a three-year period.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

c)	Exhibits

Number	Title

10.1	Amended and Restated 2006 Stock Incentive Plan

10.2	Form of Non-Statutory Stock Option under Novelos Therapeutics, Inc.’s 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.2 of Form 8-K, filed with the SEC on December 15, 2006)

10.3
Form of Non-Statutory Director Stock Option under Novelos Therapeutics, Inc.’s 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.3 of Form 8-K, filed with the SEC on December 15, 2006)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELOS THERAPEUTICS, INC.

Dated: May 23, 2011	By:	/s/ Harry S. Palmin
Name: Harry S. Palmin
Title: President and Chief Executive Officer

EXHIBIT INDEX

Number	Title

10.1	Amended and Restated 2006 Stock Incentive Plan

10.2	Form of Non-Statutory Stock Option under Novelos Therapeutics, Inc.’s 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.2 of Form 8-K, filed with the SEC on December 15, 2006)

10.3
Form of Non-Statutory Director Stock Option under Novelos Therapeutics, Inc.’s 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.3 of Form 8-K, filed with the SEC on December 15, 2006)